UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2019

Mitek Systems, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35231	87-0418827
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 B Street, Suite 100 San Diego, California		92101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (619) 269-6800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01. Entry into a Material Definitive Agreement.
On February 28, 2019, Mitek Systems, Inc. (the “Company”), entered into an Amendment No. 1 (the “First Amendment to Rights Agreement”) to that certain Section 382 Rights Agreement (the “Rights Agreement”), dated October 23, 2018, between the Company and Computershare Trust Company, N.A., as rights agent, for the purpose of (i) modifying the definitions of “Beneficial Owner”, “Beneficially Own” and “Beneficial Ownership” under the Rights Agreement to more closely align to the actual and constructive ownership rules under Section 382 of the Internal Revenue Code of 1986, as amended, or such similar provisions of the Tax Cuts and Jobs Act of 2017, and the rules and regulations promulgated thereunder, and (ii) adding Section 36, Process to Seek Exemption, to establish an exemption request process for persons to seek an exemption from becoming an “Acquiring Person” under the Rights Agreement in the event such person wishes to acquire 4.9% or more of the Company’s common stock then outstanding.
The foregoing summary of the First Amendment to Rights Agreement does not purport to be complete and is qualified in its entirety by reference to a copy of the First Amendment to Rights Agreement filed as an exhibit to this Current Report on Form 8-K.
Item 3.03. Material Modifications to the Rights of Security Holders.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03 in its entirety.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
4.1	Amendment No. 1 to Section 382 Rights Agreement, dated February 28, 2019, between Mitek Systems, Inc. and Computershare Trust Company, N.A., as rights agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mitek Systems, Inc.

February 28, 2019	By:	/s/ Jason Gray
Jason Gray
Chief Legal Officer

Exhibit Index

Exhibit Number	Description
4.1	Amendment No. 1 to Section 382 Rights Agreement, dated February 28, 2019, between Mitek Systems, Inc. and Computershare Trust Company, N.A., as rights agent.